EXHIBIT 99.1

NW Natural Holdings and NW Natural Directors Name Justin B. Palfreyman President and Approve Senior Management Promotions
PORTLAND, OR -- (Business Wire) -- 05/26/23 -- The Boards of Directors of NW Natural Holding Company (NYSE: NWN) (NW Natural Holdings) and NW Natural Gas Company (NW Natural), announced they have approved a number of senior management promotions effective May 25, 2023.
Justin B. Palfreyman has been appointed president of NW Natural Holdings and NW Natural. David H. Anderson remains chief executive officer of NW Natural Holdings and NW Natural.
"NW Natural has a long record of thoughtful succession planning and Justin’s appointment is another step in that tradition," said Malia H. Wasson, NW Natural Holdings and NW Natural chair of the board. "Justin is ready to assume these responsibilities and we congratulate him on his promotion."
"Over the last seven years, Justin has demonstrated exceptional leadership skills and that he has the experience and talent to add great value to NW Natural’s core operations, customers and shareholders while helping to set the course for the company’s future," said David H. Anderson, NW Natural Holdings and NW Natural chief executive officer. "Justin will now be responsible for the bulk of day-to-day operations of the company and will continue to report directly to me."
Previously, Palfreyman served as NW Natural's senior vice president, strategy and business development since February 2023, and vice president of strategy since 2017 and business development since joining NW Natural in 2016. In addition, Palfreyman remains president of NW Natural Water, a position he has held since 2018.
"It's an honor for me to be given this opportunity," said Palfreyman. "Every day our employees deliver utility services and renewable energy safely, reliably and affordably to our customers in a sustainable way, and I'm extremely proud of our commitment to our communities."
Prior to joining the company, Palfreyman served as a director in the Power, Energy & Infrastructure Group for Lazard, Freres & Co. and worked in the Infrastructure Investment Banking Group at Goldman Sachs in New York. Palfreyman currently serves as president of the Board of CASA for Children. He graduated from Pacific Lutheran

University with a Bachelor of Business Administration. He also holds a Master of Business Administration (MBA) from The University of Chicago Booth School of Business and a Master of Public Policy (MPP) from The University of Chicago Irving B. Harris School of Public Policy.
The board approved three additional senior management promotions.
Frank H. Burkhartsmeyer senior vice president and chief financial officer was promoted to executive vice president strategy and business development and remains the chief financial officer of NW Natural Holdings and NW Natural. Burkhartsmeyer has been with the company since 2017 and will continue reporting to Anderson. Prior to that, Burkhartsmeyer served as president and CEO of Avangrid Renewables and senior vice president of finance at Iberdrola Renewables Holdings US.
Kim Rush senior vice president operations and chief marketing officer was promoted to senior vice president and chief operating officer of NW Natural. Rush has served as senior vice president of operations since 2018; her career at NW Natural began in 1998.
Kathryn M. Williams vice president of public affairs and sustainability was promoted to vice president, chief public affairs and sustainability officer of NW Natural. Williams has been with the company since 2019. Prior to that, Williams was the state affairs manager at the Port of Portland and has also worked at Imeson & Carter, a public affairs consulting firm.
Rush, Williams and Mike Kotyk, President of NW Natural Renewables, will report to Palfreyman.
"We are very pleased to continue the company’s core strength of succession planning by elevating such outstanding leaders to fill these critical positions," said Anderson. "For 164 years NW Natural Holdings has successfully navigated challenges and seized opportunities -- and it's done so by growing and nurturing strong leaders. These changes are in keeping with that legacy."
ABOUT NW NATURAL HOLDINGS
Northwest Natural Holding Company, (NYSE: NWN) (NW Natural Holdings), is headquartered in Portland, Oregon and has been doing business for over 160 years in the Pacific Northwest. It owns NW Natural Gas Company (NW Natural), NW Natural Water Company (NW Natural Water), NW Natural Renewables Holdings (NW Natural Renewables), and other business interests.
We have a longstanding commitment to safety, environmental stewardship and the energy transition, and taking care of our employees and communities. NW Natural Holdings was recognized by Ethisphere® in 2022 and 2023 as one of the World’s Most

Ethical Companies®. NW Natural consistently leads the industry with high J.D. Power & Associates customer satisfaction scores. Learn more in our latest ESG Report at nwnatural.com/about-us/the-company/sustainability.
NW Natural is a local distribution company that currently provides natural gas service to approximately 2.5 million people in more than 140 communities through more than 795,000 meters in Oregon and Southwest Washington with one of the most modern pipeline systems in the nation. NW Natural owns and operates 21.6 Bcf of underground gas storage capacity in Oregon.
NW Natural Water provides water distribution and wastewater services to communities throughout the Pacific Northwest, Texas and Arizona. Upon closing of its pending acquisitions, NW Natural Water will serve over 168,000 people through nearly 68,000 meters and provide operation and maintenance services to an additional 15,000 connections. Learn more about our water business at nwnaturalwater.com.
NW Natural Renewables is an unregulated business committed to leading in the energy transition by providing cost-effective solutions to support decarbonization in the utility, commercial, industrial and transportation sectors. Learn more at nwnaturalrenewables.com.
Additional information is available at nwnaturalholdings.com.
“World’s Most Ethical Companies” and “Ethisphere” names and marks are registered trademarks of Ethisphere LLC
FORWARD-LOOKING STATEMENTS
This press release, and other releases and presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will,” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, water and wastewater services and delivery, operations and maintenance support, value creation, succession planning, including promotions of executive officers, environmental stewardship, the energy transition, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and

Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in the Company’s quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

New factors emerge from time to time and it is not possible to predict all such factors, nor is it possible to assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Media Contact:
David Roy
Phone: 503-610-7157
Email: david.roy@nwnatural.com

Investor Contact:
Nikki Sparley
Phone: 503-721-2530
Email: nikki.sparley@nwnatural.com